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                                                                    EXHIBIT 4.13

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                          FIRST SUPPLEMENTAL INDENTURE

                          DATED AS OF JANUARY 24, 2002

                                       TO

                                    INDENTURE

                           DATED AS OF AUGUST 14, 2000

                   RAILAMERICA TRANSPORTATION CORP., AS ISSUER

                                       AND

                           THE GUARANTORS NAMED HEREIN

                                       AND

                  WELLS FARGO BANK MINNESOTA, N.A., AS TRUSTEE

                         ------------------------------



                                  $130,000,000

              12-7/8% SENIOR SUBORDINATED NOTES DUE 2010, SERIES A

              12-7/8% SENIOR SUBORDINATED NOTES DUE 2010, SERIES B



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                          FIRST SUPPLEMENTAL INDENTURE

         This First Supplemental Indenture dated as of January 24, 2002 (this "Supplemental Indenture") made and entered into by and among RailAmerica Transportation Corp. (the "Company"), a subsidiary of RailAmerica, Inc. ("RailAmerica"), the Guarantors and the new Guarantors ("New Guarantors") set forth on the signature pages hereto (collectively, the "Guarantors") and Wells Fargo Bank Minnesota, N.A., a National Banking Association, as trustee (the "Trustee"), under the Indenture dated as of August 14, 2000 among the Company, the Guarantors and the Trustee (the "Indenture") relating to the 127/8% Senior Subordinated Notes due 2010, Series A and 127/8% Senior Subordinated Notes due 2010, Series B (collectively, the "Notes"). Terms used but not defined herein shall have the meanings given to them in the Indenture.

         WHEREAS, Section 4.19 of the Indenture provides that additional Domestic Subsidiaries of the Company must become Guarantors, unless they are properly designated as Unrestricted Subsidiaries; and

         WHEREAS, the new Guarantors party hereto (the "New Guarantors") have become Restricted Domestic Subsidiaries of the Company; and

         NOW, THEREFORE, each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders:

                                    ARTICLE I

                                   GUARANTORS

         Each of the New Guarantors hereby agrees that by its execution hereof it has become a party, and is bound by the terms and provisions of, the Indenture as a Guarantor.

                                   ARTICLE II

                                     RELEASE

         Each Guarantee under this Supplemental Indenture shall be automatically and unconditionally released and discharged upon (i) any sale, exchange or transfer permitted by the Indenture of (a) all of the Company's Capital Stock in such Restricted Subsidiary or (b) the sale of all or substantially all of the assets of the Restricted Subsidiary and upon the application of the Net Proceeds from such sale in accordance with the requirements of Section 4.05 of the Indenture or (ii) the release or discharge of the Other Company Indebtedness Guarantee that resulted in the creation of this Supplemental Indenture.

                                   ARTICLE III

                                  MISCELLANEOUS

         Section 1. The recitals contained herein shall be taken as the statements of the Company and the Trustee assumes no responsibility for their correctness. The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture.

         Section 2. This Supplemental Indenture shall be governed by and construed in accordance with the laws of the jurisdiction which govern the Indenture and its construction.

         Section 3. This Supplemental Indenture may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.



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         IN WITNESS WHEREOF, the parties have caused this Supplemental Indenture to be executed as of the day and year first above written.

                                         RAILAMERICA TRANSPORTATION CORP., as
                                         Issuer

                                         By: /s/ MICHAEL J. HOWE
                                            -----------------------------------
                                             Name: Michael J. Howe
                                             Title: Vice President -- Treasurer

Attest:

/s/ LARRY W. BUSH
--------------------------
Name:  Larry W. Bush
Title: Vice President and
       Assistant Secretary

                                         RAILAMERICA, INC., as Guarantor


                                         By: /s/ MICHAEL J. HOWE
                                            -----------------------------------
                                             Name: Michael J. Howe
                                             Title: Vice President -- Treasurer

Attest:

/s/ LARRY W. BUSH
---------------------------
Name:  Larry W. Bush
Title: Vice President and
       Assistant Secretary



                                       3
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                                   WELLS FARGO BANK MINNESOTA, N.A., as trustee

                                   By:/s/ MICHAEL T. LECHNER
                                      -----------------------------------------
                                      Name: MICHAEL T. LECHNER
                                      Title: CORPORATE TRUST OFFICER

Attest:

/s/ MICHAEL G. SLADE
------------------------------
Name: MICHAEL G. SLADE
Title: CORPORATE TRUST OFFICER



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                             AUSTIN & NORTHWESTERN RAILROAD COMPANY, INC.
                             BOSTON CENTRAL FREIGHT RAILROAD, INC.
                             CASCADE AND COLUMBIA RIVER RAILROAD COMPANY, INC. CENTRAL OREGON & PACIFIC RAILROAD, INC.
                             CENTRAL RAILROAD COMPANY OF INDIANA
                             CENTRAL RAILROAD COMPANY OF INDIANAPOLIS
                             CONNECTICUT SOUTHERN RAILROAD, INC.
                             DAKOTA RAIL, INC.
                             DALLAS, GARLAND & NORTHEASTERN RAILROAD, INC. DALLAS, GARLAND & NORTHEASTERN RAILROAD, INC. DELAWARE VALLEY RAILWAY COMPANY, INC.
                             FLORIDA RAIL LINES, INC.
                             GEORGIA SOUTHWESTERN RAILROAD, INC.
                             HURON AND EASTERN RAILWAY COMPANY, INC.
                             INDIANA & OHIO CENTRAL RAILROAD, INC.
                             INDIANA & OHIO RAIL CORP.
                             INDIANA & OHIO RAILWAY COMPANY
                             INDIANA SOUTHERN RAILROAD, INC.
                             MARKSMAN CORP.
                             MID-MICHIGAN RAILROAD, INC.
                             MISSOURI & NORTHERN ARKANSAS RAILROAD COMPANY, INC. NEW ENGLAND CENTRAL RAILROAD, INC.
                             NORTH CAROLINA AND VIRGINIA RAILROAD COMPANY, INC. OTTER TAIL VALLEY RAILROAD COMPANY, INC.
                             PALM BEACH RAIL HOLDINGS, INC.
                             PLAINVIEW TERMINAL COMPANY
                             PRAIRIE HOLDINGS CORPORATION
                             RAIL OPERATING SUPPORT GROUP, INC.
                             RAILAMERICA AUSTRALIA, INC.
                             RAILAMERICA EQUIPMENT CORPORATION
                             RAILAMERICA INTERMODAL SERVICES, INC.
                             RAILINK ACQUISITION, INC.


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                             RAILTEX ACQUISITION CORP.
                             RAILTEX DISTRIBUTION SERVICES, INC.
                             RAILTEX, INC.
                             RAILTEX INTERNATIONAL HOLDINGS, INC.
                             RAILTEX LOGISITICS, INC.
                             SAGINAW VALLEY RAILWAY COMPANY, INC.
                             SAN DIEGO & IMPERIAL VALLEY RAILROAD COMPANY, INC. SOUTH CAROLINA CENTRAL RAILROAD COMPANY, INC.
                             THE TOLEDO, PEORIA & WESTERN RAILROAD CORPORATION TOLEDO, PEORIA & WESTERN RAILWAY CORPORATION VENTURA COUNTY RAILROAD CO., INC.
                             WEST TEXAS AND LUBBOCK RAILROAD COMPANY, INC., as Guarantors



                             By:/s/ MICHAEL J. HOWE
                                ---------------------------------------------
                                Name:  Michael J. Howe
                                Title: Vice President -- Treasurer


Attest:

/s/ LARRY W. BUSH
-------------------------------------------
Name: Larry W. Bush
Title: Vice President and Assistant Secretary

                             ALABAMA & GULF COAST RAILWAY L.L.C.
                             ARIZONA EASTERN RAILWAY COMPANY
                             CALIFORNIA WESTERN RAILROAD, INC.
                             EASTERN ALABAMA RAILWAYS, INC.
                             IDAHO WESTERN RAILWAY CO.
                             KYLE RAILROAD COMPANY
                             KYLE RAILWAYS, INC.
                             NEW STATESRAIL HOLDINGS, INC.
                             PARKSIERRA CORP.
                             RAILROADS OF HAWAII, INC.
                             SAN JOAQUIN VALLEY RAILROAD CO.
                             STATESRAIL II RAILROAD CORP.
                             STATESRAIL EQUIPMENT COMPANY L.L.C.
                             STATESRAIL, INC.
                             SAN PEDRO TRAILS, INC.



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                             ST. LOUIS CAR, INC.
                             SWKR OPERATING  CO., INC.


                             as New Guarantors

                             By:/s/ MICHAEL J. HOWE
                                ----------------------------------------------
                                Name:  Michael J. Howe
                                Title: Vice President -- Treasurer


Attest:

/s/ LARRY W. BUSH
-------------------------------------------------
Name: Larry W. Bush
Title: Vice President and Assistant Secretary




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